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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                    _____________

                                       FORM 8-K

                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): January 16, 1998


                       Washington Real Estate Investment Trust
                (Exact Name of Registrant as Specified in Its Charter)

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
       Maryland                                 1-6622                             53-0261100
(State or Other Jurisdiction             (Commission File Number)            (IRS Employer Identification
   of Incorporation)                                                             Number)


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                  10400 Connecticut Ave., Kensington, Maryland 20895
                       (Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (301) 929-5900

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Item 5.  Other Events.

     On January 16, 1998, Washington Real Estate Investment Trust entered into a Distribution Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, BT Alex. Brown Incorporated, First Chicago Capital Markets, Inc. and Salomon Brothers Inc with respect to the public sale, from time to time, of up to $135,546,875 of the Trust's Medium Term Notes (the "Notes"). Attached hereto as exhibits are copies of the Distribution Agreement and the forms of the Notes.

Item 7.  Exhibits.

     1. Distribution Agreement dated January 16, 1998 between Washington Real Estate Investment Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated, BT Alex. Brown Incorporated, First Chicago Capital Markets, Inc. and Salomon Brothers Inc

     4.(a).  Form of Fixed Rate Notes

     4.(b).  Form of Floating Rate Notes

    23.(a).  Consent of Stoy, Malone & Company, P.C.

    23.(b).  Consent of McGladrey & Pullen, LLP

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Washington Real Estate Investment Trust

                              By:  /s/ Laura M. Franklin
                              -----------------------------------
                              Title:    Vice President and Chief
                                        Accounting Officer


Dated:  January 16, 1998